File No. 3321372
Filed under Rule 424(b)(3)


OVERSTAMP:  Effective July
11, 2011 the Companys Name
has changed to Empire Energy
Group Limited.


Exhibit A to Deposit
Agreement
No.

[SponsoredExempt]
AMERICAN DEPOSITARY SHARES
(Each American Depositary
Share represents twenty
Deposited Securities)


THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR FULLY PAID ORDINARY
SHARES OF THE
PAR VALUE OF AUSTRALIAN
TWENTY (20) CENTS EACH OF
JASON MINING LIMITED
(INCORPORATED UNDER THE LAWS
OF THE STATE OF
NEW SOUTH WALES,
COMMONWEALTH OF AUSTRALIA)



The Bank of New York as
depositary (hereinafter
called the "Depositary"),
hereby certifies that


                  ,or
registered assigns IS THE
OWNER OF

AMERICAN DEPOSITARY SHARES

representing deposited Fully
Paid Ordinary Shares of the
par value of twenty (20)
Cents Australian each
(herein called "Shares") of
Jason Mining Limited,
incorporated under the laws
of the State of New South
Wales, Commonwealth of
Australia (herein called the
"Company").  At the date
hereof, each American
Depositary Share represents
twenty Ordinary Shares
deposited under the deposit
agreement at the Melbourne,
Victoria, Australia office
of the Australian and New
Zealand Banking Group
Limited or the Sydney, New
South Wales, Australia
office of Westpac Banking
Corporation (herein
collectively called the
"Custodian").  The
Depositarys Corporate Trust
Office is located at a
different address than its
principal executive office.
 Its Corporate Trust Office
is located at 90 Washington
Street, New York, N.Y.
10015, and its principal
executive office is located
at 48 Wall Street, New York,
N.Y. 10015.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
90 WASHINGTON STREET, NEW
YORK, N.Y.  10015


1.  THE DEPOSIT AGREEMENT.
This American Depositary
Receipt is one of an issue
(herein called "Receipts"),
all issued and to be issued
upon the terms and
conditions set forth in the
deposit agreement, dated as
of                  ,
1988 (herein called the
"Deposit Agreement"), by and
among the Company, the
Depositary, and all Owners
and holders from time to
time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees
to become a party thereto
and become bound by all the
terms and conditions
thereof.  The Deposit
Agreement sets forth the
rights of Owners and holders
of the Receipts and the
rights and duties of the
Depositary in respect of the
Shares deposited thereunder
and any and all other
securities, property and
cash from time to time
received in respect of such
Shares and held thereunder
(such Shares, securities,
property, and cash are
herein called "Deposited
Securities").  Copies of the
Deposit Agreement are on
file at the Depositarys
Corporate Trust Office in
New York City and at the
office of the Custodian.

The statements made on the
face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of
the Deposit Agreement, to
which reference is hereby
made.

2.  SURRENDER OF RECEIPTS
AND WITHDRAWAL OF SHARES.
Upon surrender at the
Corporate Trust Office of
the Depositary of this
Receipt, and upon payment of
the fee of the Depositary
provided in this Receipt,
and subject to the terms and
conditions of the Deposit
Agreement, the Owner hereof
is entitled to delivery, to
him or upon his order, of
the Deposited Securities at
the time represented by the
American Depositary Shares
for which this Receipt is
issued.  Delivery of such
Deposited Securities may be
made by the delivery of
certificates in the name of
the Owner hereof or as
ordered by him or by the
delivery of certificates
endorsed or accompanied by
proper instruments of
transfer.  Such delivery
will be made at the option
of the Owner hereof, either
at the office of the
Custodian or at the
Corporate Trust Office of
the Depositary, provided
that the forwarding of
certificates for Shares or
other Deposited Securities
for such delivery at the
Corporate Trust Office of
the Depositary shall be at
the risk and expense of the
Owner hereof.

 3.  TRANSFERS, SPLITUPS,
AND COMBINATIONS OF
RECEIPTS.  The transfer of
this Receipt is registrable
on the books of the
Depositary at its Corporate
Trust Office by the Owner
hereof in person or by duly
authorized attorney, upon
surrender of this Receipt
properly endorsed for
transfer or accompanied by
proper instruments of
transfer and funds
sufficient to pay any
applicable transfer taxes
and the fees and expenses of
the Depositary and upon
compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts
into one Receipt,
representing the same
aggregate number of American
Depositary Shares as the
Receipt or Receipts
surrendered.  As a condition
precedent to the execution
and delivery, registration
of transfer, splitup,
combination, or surrender of
any Receipt or withdrawal of
any Deposited Securities,
the Depositary, the
Custodian, or coregistrar
may require payment from the
presentor of the Receipt of
a sum sufficient to
reimburse it for any tax or
other governmental charge
and any stock transfer or
registration fee with
respect thereto (including
any such tax or charge and
fee with respect to Shares
being deposited or
withdrawn) and payment of
any applicable fees as
provided in this Receipt,
may require the production
of proof satisfactory to it
as to the identity and
genuineness of any signature
and may also require
compliance with such
regulations, if any, as the
Depositary may establish
consistent with the
provisions of the Deposit
Agreement.

The delivery of Receipts
against deposits of Shares
generally or against
deposits of particular
Shares may be suspended, or
the transfer of Receipts in
particular instances may be
refused, or the transfer or
surrender of outstanding
Receipts generally may be
suspended, during any period
when the transfer books of
the Depositary are closed,
or if any such action is
deemed necessary or
advisable by the Depositary
or the Company at any time
or from time to time because
of any requirement of law or
of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement. Without
limitation of the foregoing,
the Depositary will not
knowingly accept for deposit
under the Deposit Agreement
any Shares required to be
registered under the
provisions of the Securities
Act of 1933, unless a
registration statement is in
effect as to such Shares.

4.  LIABILITY OF OWNER FOR
TAXES.  If any tax or other
governmental charge shall
become payable with respect
to any Receipt or any
Deposited Securities
represented hereby, such tax
or other governmental charge
shall be payable by the
Owner hereof to the
Depositary.  The Depositary
may refuse to effect any
transfer of this Receipt or
any withdrawal of Deposited
Securities represented
hereby until such payment is
made, and may withhold any
dividends or other
distributions, or may sell
for the account of the Owner
hereof any part or all of
the Deposited Securities
represented by this Receipt,
and may apply such dividends
or other distributions or
the proceeds of any such
sale in payment of such tax
or other governmental
charge, the Owner hereof
remaining liable for any
deficiency.

5.  WARRANTIES OF
DEPOSITORS.  Every person
depositing Shares hereunder
shall be deemed thereby to
represent and warrant that
such Shares and each
certificate therefor are
validly issued, fully paid,
nonassessable, and free of
any preemption rights of the
holders of outstanding
Shares and that the person
making such deposit is duly
authorized so to do.  Every
such person shall also be
deemed to represent that
Shares deposited by that
person are not restricted
securities.  Such
representations and
warranties shall survive the
deposit of Shares and
issuance of Receipts.

6.  FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.  Any person
presenting Shares for
deposit or any Owner of a
Receipt may be required from
time to time to file such
proof of citizenship or
residence, exchange control
approval, or such
information relating to the
registration on the books of
the Company (or the
appointed agent of the
Company for transfer and
registration of Shares,
which may, but need not be
the Foreign Registrar) of
the Shares presented for
deposit or other
information, to execute such
certificates and to make
such representations and
warranties, as the
Depositary may deem
necessary or proper.  The
Depositary may withhold the
delivery or registration of
transfer of any Receipt or
the distribution or sale of
any dividend or other
distribution or rights or of
the proceeds thereof or the
delivery of any Deposited
Securities until such proof
or other information is
filed or such certificates
are executed.

7.  CHARGES OF DEPOSITARY.
The Depositary shall charge
any party to whom Receipts
are issued (including,
without limitation, issuance
pursuant to a stock dividend
or stock split declared by
the Company or an exchange
of stock regarding the
Receipts or Deposited
Securities) or who
surrenders Receipts a fee of
$5.00 or less per 100
American Depositary Shares
(or portion thereof) for the
issuance or surrender,
respectively, of a Receipt.
 In addition, the Depositary
shall charge to the holders
and Owners of Receipts a fee
of $.02 or less per American
Depositary Share (or portion
thereof) for any cash
distribution made pursuant
to  the Deposit Agreement
including, but not limited
to Sections 4.01 through
4.04 thereof.  The
Depositary shall also charge
the holders and Owners of
Receipts a fee of $1.50 or
less per certificate for a
Receipt or Receipts for
transfers made pursuant to
the terms of the Deposit
Agreement.  The Company will
pay the other fees and
reasonable expenses of the
Depositary and those of any
Registrar under the Deposit
Agreement, but the Company
shall not pay or be liable
for (i) fees of the
Depositary for the execution
and delivery of Receipts
pursuant to Section 2.03 of
the Deposit Agreement,
transfers pursuant to
Section 2.04 of the Deposit
Agreement, the surrender of
Receipts pursuant to Section
2.05 of the Deposit
Agreement, and the making of
distributions pursuant to
Section 4.01 of the Deposit
Agreement, (ii) taxes and
other governmental charges,
(iii) such registration fees
as may from time to time be
in effect for the
registration of transfers of
Shares generally on the
share register of the
Company (or the appointed
agent of the Company for the
transfer and registration of
Shares which need not be the
foreign registrar) and
accordingly applicable to
transfers of Shares to the
name of the Depositary or
its nominee on the making of
deposits or withdrawals
under the Deposit Agreement,
(iv) such cable, telex, and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement to be at the
expense of persons
depositing Shares or Owners
of Receipts, and (v) such
expenses as are incurred in
the conversion of foreign
currency by the Depositary
pursuant to Section 4.05 of
the Deposit Agreement.

8.  TITLE TO RECEIPTS.  It
is a condition of this
Receipt and every successive
holder and Owner of this
Receipt by accepting or
holding the same consents
and agrees, that title to
this Receipt when properly
endorsed or accompanied by
proper instruments of
transfer, is transferable by
delivery with the same
effect as in the case of a
negotiable instrument,
provided, however, that the
Depositary, notwithstanding
any notice to the contrary,
may treat the person in
whose name this Receipt is
registered on the books of
the Depositary as the
absolute owner hereof for
the purpose of determining
the person entitled to
distribution of dividends or
other distributions or to
any notice provided for in
the Deposit Agreement or for
all other purposes.

9.  VALIDITY OF RECEIPT.
This Receipt shall not be
entitled to any benefits
under the Deposit Agreement
or be valid or obligatory
for any purpose, unless this
Receipt shall have been
executed by the Depositary
by the manual signature of a
duly authorized signatory
or, if a Registrar shall
have been appointed, by the
manual signature of a duly
authorized officer of the
Registrar.

10.  REPORTS; INSPECTION OF
TRANSFER BOOKS.  The Company
currently furnishes the
Securities and Exchange
Commission (hereinafter
called the "Commission")
with certain public reports
and documents required by
foreign law or otherwise
under the Securities
Exchange Act of 1934.  Such
reports and communications
will be available for
inspection and copying by
holders and Owners at the
public reference facilities
maintained by the Commission
located at 450 Fifth Street,
N.W., Washington, D.C.
20549.

The Depositary will make
available for inspection by
Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy
soliciting material,
received from the Company
which are both (a) received
by the Depositary as the
holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited
Securities by the Company.
The Depositary will also
send to Owners of Receipts
copies of such reports when
furnished by the Company
pursuant to the Deposit
Agreement.

The Depositary will keep
books for the registration
of Receipts and transfers of
Receipts which at all
reasonable times shall be
open for inspection by the
Owners of Receipts, provided
that such inspection shall
not be for the purpose of
communicating with Owners of
Receipts in the interest of
a business or object other
than the business of the
Company or a matter related
to the Deposit Agreement or
the Receipts.

11.  DIVIDENDS AND
DISTRIBUTIONS.  Whenever the
Depositary receives any cash
dividend or other cash
distribution on any
Deposited Securities, the
Depositary will, if at the
time of receipt thereof any
amounts received in a
foreign currency can in the
judgment of the Depositary
be converted on a reasonable
basis into United States
dollars transferable to the
United States, and subject
to the Deposit Agreement,
convert such dividend or
distribution into dollars
and will distribute the
amount thus received to the
Owners of Receipts entitled
thereto, provided, however,
that in the event that the
Company or the Depositary is
required to withhold and
does withhold from any cash
dividend or other cash
distribution in respect of
any Deposited Securities an
amount on account of taxes,
the amount distributed to
the Owner of Receipts for
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.

Whenever the Depositary
receives any distribution
other than cash or Shares
upon any Deposited
Securities, the Depositary
will cause the securities or
property received by it to
be distributed to the Owners
of Receipts entitled
thereto, in any manner that
the Depositary may deem
equitable and practicable
for accomplishing such
distribution; provided,
however, that if in the
opinion of the Depositary
such distribution cannot be
made proportionately among
the Owners of Receipts
entitled thereto, or if for
any other reason the
Depositary deems such
distribution not to be
feasible, the Depositary may
adopt such method as it may
deem equitable and
practicable for the purpose
of effecting such
distribution, including the
sale, at public or private
sale, of the securities or
property thus received, or
any part thereof, and the
net proceeds of any such
sale shall be distributed by
the Depositary to the Owners
of Receipts entitled thereto
as in the case of a
distribution received in
cash.

If any distribution consists
of a dividend in, or free
distribution of, Shares, the
Depositary may and shall if
the Company shall so
request, distribute to the
Owners of outstanding
Receipts entitled thereto,
additional Receipts for an
aggregate number of American
Depositary Shares
representing the amount of
Shares received as such
dividend or free
distribution.  In lieu of
delivering Receipts for
fractional American
Depositary Shares in any
such case, the Depositary
will sell the amount of
Shares represented by the
aggregate of such fractions
and distribute the net
proceeds, all in the manner
and subject to the
conditions set forth in the
Deposit Agreement.  If
additional Receipts are not
so distributed, each
American Depositary Share
shall thenceforth also
represent the additional
Shares distributed upon the
Deposited Securities
represented thereby.

In the event that the
Depositary determines that
any distribution in property
(including Shares and rights
to subscribe therefor) is
subject to any tax which the
Depositary is obligated to
withhold, the Depositary may
dispose of all or a portion
of such property (including
Shares and rights to
subscribe therefor) in such
amounts and in such manner
as the Depositary deems
necessary and practicable to
pay any such taxes, at
public or private sale, and
the Depositary shall
distribute the net proceeds
of any such sale after
deduction of such taxes to
the Owners of Receipts
entitled thereto.

12.  RIGHTS.  In the event
that the Company offers or
causes to be offered to the
holders of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of any
other nature, the Depositary
will have discretion as to
the procedure to be followed
in making such rights
available to the Owners of
Receipts or in disposing of
such rights on behalf of
such Owners and making the
net proceeds available in
dollars to such Owners or,
if by the terms of such
rights offering or for any
other reason the Depositary
may not either make such
rights available to Owners
of Receipts or dispose of
such rights and make the net
proceeds available to such
Owners, then the Depositary
shall allow the rights to
lapse; provided, however,
that the Depositary will, if
requested by the Company,
take action as follows:

(i)
if at the time of the
offering of any rights
the Depositary
determines that it is
lawful and feasible to
make such rights
available to Owners of
Receipts by means of
warrants or otherwise,
the Depositary will
distribute warrants or
other instruments
therefor in such form as
it may determine to the
Owners entitled thereto,
in proportion to the
number of American
Depositary Shares
representing such
Deposited Securities, or
employ such other method
as it may deem feasible
in order to facilitate
the exercise, sale or
transfer of rights by
such Owners; or

	(ii)	  if at the time of
the offering of any
rights the Depositary
determines that it is
not lawful or not
feasible to make such
rights available to
Owners of Receipts by
means of warrants or
otherwise, or if the
rights represented by
such warrants or such
other instruments, are
not exercised and appear
to be about to lapse,
the Depositary in its
discretion may sell such
rights or such warrants,
or other instruments at
public or private sale,
at such place or places
and upon such terms as
it may deem proper, and
may allocate the net
proceeds of such sales
for the account of the
Owners of Receipts
otherwise entitled to
such rights, warrants,
or other instruments,
upon an averaged or
other practicable basis
without regard to any
distinctions among such
Owners because of
exchange restrictions,
or the date of delivery
of any Receipt or
Receipts, or otherwise.

If registration under the
Securities Act of 1933 of
the securities to which any
rights relate is required in
order for the Company to
offer such rights to Owners
of Receipts and sell the
securities represented by
such rights, the Depositary
will not offer such rights
to the Owners of Receipts
unless and until such a
registration statement is in
effect, or unless the
offering and sale of such
securities to the Owners of
such Receipts are exempt
from registration under the
provisions of such Act.

13.  RECORD DATES.  Whenever
any cash dividend or other
cash distribution shall
become payable or any
distribution other than cash
shall be made, or whenever
rights shall be issued with
respect to the Deposited
Securities, or whenever for
any reason the Depositary
causes a change in the
number of Shares that are
represented by each American
Depositary Share, or
whenever the Depositary
shall receive notice of any
meeting of holders of Shares
or other Deposited
Securities, the Depositary
will fix a record date for
the determination of the
Owners of Receipts who will
be entitled to receive such
dividend, distribution or
rights, or the net proceeds
of the sale thereof, or to
give instructions for the
exercise of voting rights at
any such meeting, or for
fixing the date on or after
which each American
Depositary Share will
represent the changed number
of Shares, subject to the
provisions of the Deposit
Agreement.

14.  VOTING OF DEPOSITED
SECURITIES.  Upon receipt of
notice of any meeting of
holders of Shares or other
Deposited Securities, if
requested in writing by the
Company, the Depositary
shall, as soon as
practicable thereafter, mail
to the Owners of Receipts a
notice, the form of which
notice shall be in the sole
discretion of the
Depositary, which shall
contain (a) such information
as is contained in such
notice of meeting, and (b) a
statement that the Owners of
Receipts as of the close of
business on a specified
record date will be
entitled, subject to any
applicable provision of law
and of the Memorandum and
Articles of Association of
the Company, to instruct the
Depositary as to the
exercise of the voting
rights, if any, pertaining
to the amount of Shares or
other Deposited Securities
represented by their
respective American
Depositary Shares.  Upon the
written request of an Owner
of a Receipt on such record
date, received on or before
the date established by the
Depositary for such purpose,
the Depositary shall
endeavor in so far as
practicable to vote or cause
to be voted the amount of
Shares or other Deposited
Securities represented by
such Receipt in accordance
with the instructions set
forth in such request.

15.  CHANGES AFFECTING
DEPOSITED SECURITIES.  Upon
any change in nominal value,
change in par value,
splitup, consolidation, or
any other reclassification
of Deposited Securities, or
upon any recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party,
any securities which shall
be received by the
Depositary or a Custodian in
exchange for or in
conversion of or in respect
of Deposited Securities
shall be treated as new
Deposited Securities under
the Deposit Agreement, and
American Depositary Shares
shall thenceforth represent
the new Deposited Securities
so received in exchange or
conversion, unless
additional Receipts are
delivered pursuant to the
following sentence.  In any
such case the Depositary
may, upon consultation with
the Company, and shall if
the Company shall so
request, execute and deliver
additional Receipts as in
the case of a dividend on
the Shares, or call for the
surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new
Deposited Securities.

16.  LIABILITY OF THE
COMPANY AND DEPOSITARY.
Neither the Depositary nor
the Company shall incur any
liability to any Owner or
holder of any Receipt, if by
reason of any provision of
any present or future law of
the United States or any
other country, or of any
other governmental
authority, or by reason of
any provision, present or
future, of the Memorandum
and Articles of Association
of the Company, or by reason
of any act of God or war or
other circumstances beyond
its control, the Depositary
or the Company shall be
prevented or forbidden from
doing or performing any act
or thing which by the terms
of the Deposit Agreement it
is provided shall be done or
performed; nor shall the
Depositary or the Company
incur any liability to any
Owner or holder of a Receipt
by reason of any
nonperformance or delay,
caused as aforesaid, in the
performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be
done or performed, or by
reason of any exercise of,
or failure to exercise, any
discretion provided for in
the Deposit Agreement.
Where, by the terms of a
distribution pursuant to
Sections 4.01, 4.02, or 4.03
of the Deposit Agreement, or
an offering or distribution
pursuant to Section 4.04 of
the Deposit Agreement or for
any other reason, such
distribution or offering may
not be made available to
Owners of Receipts, and the
Depositary may not dispose
of such distribution or
offering on behalf of such
Owners and make the net
proceeds available to such
Owners, then the Depositary
shall not make such
distribution or offering,
and shall allow any rights,
if applicable, to lapse.
Neither the Company nor the
Depositary assumes any
obligation or shall be
subject to any liability
under the Deposit Agreement
to Owners or holders of
Receipts, except that they
agree to use their best
judgment and good faith in
the performance of their
obligations set forth in the
Deposit Agreement.  The
Depositary shall not be
subject to any liability
with respect to the validity
or worth of the Deposited
Securities.  Neither the
Depositary nor the Company
shall be under any
obligation to appear in,
prosecute or defend any
action, suit, or other
proceeding in respect of any
Deposited Securities or in
respect of the Receipts,
which in its opinion may
involve it in expense or
liability, unless indemnity
satisfactory to it against
all expense and liability be
furnished as often as may be
required, and the Custodian
shall not be under any
obligation whatsoever with
respect to such proceedings,
the responsibility of the
Custodian being solely to
the Depositary.  Neither the
Depositary nor the Company
shall be liable for any
action or nonaction by it in
reliance upon the advice of
or information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or holder
of a Receipt, or any other
person believed by it in
good faith to be competent
to give such advice or
information.  The Depositary
shall not be responsible for
any failure to carry out any
instructions to vote any of
the Deposited Securities, or
for the manner in which any
such vote is cast or the
effect of any such vote,
provided that any such
action or nonaction is in
good faith.  The Depositary
may own and deal in any
class of securities of the
Company and its affiliates
and in Receipts.  The
Company agrees to indemnify
the Depositary and any
Custodian against, and hold
each of them harmless from,
any liability or expense
which may arise out of acts
performed or omitted, in
accordance with the
provisions of the Deposit
Agreement and of the
Receipts, as the same may be
amended, modified, or
supplemented from time to
time, (i) by either the
Depositary or a Custodian,
except for any liability or
expense arising out of the
negligence or bad faith of
either of them, or (ii) by
the Company or any of its
agents.  No disclaimer of
liability under the
Securities Act of 1933 is
intended by any provision of
the Deposit Agreement.

17.  RESIGNATION AND REMOVAL
OF THE DEPOSITARY;
APPOINTMENT OF SUCCESSOR
CUSTODIAN. The Depositary
may at any time resign as
Depositary hereunder by
written notice of its
election so to do delivered
to the Company.  The
Depositary may at any time
be removed by the Company by
written notice of such
removal.  In case at any
time the Depositary shall
resign or be removed, it
shall continue to act as
Depositary for the purpose
of terminating the Deposit
Agreement pursuant to
Section 6.02 of the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners
of Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.

18.  AMENDMENT.  The form of
the Receipts and any
provisions of the Deposit
Agreement may at any time
and from time to time be
amended by agreement between
the Company and the
Depositary in any respect
which they may deem
necessary or desirable.  Any
amendment which shall impose
or increase any fees or
charges (other than the fees
of the Depositary for the
execution and delivery of
Receipts and taxes and other
governmental charges), or
which shall otherwise
prejudice any substantial
existing right of Owners of
Receipts, shall, however,
not become effective as to
outstanding Receipts until
the expiration of three
months after notice of such
amendment shall have been
given to the Owners of
outstanding Receipts.  Every
Owner of a Receipt at the
time any amendment so
becomes effective shall be
deemed, by continuing to
hold such Receipt, to
consent and agree to such
amendment and to be bound by
the Deposit Agreement as
amended thereby.  In no
event shall any amendment
impair the right of the
Owner of any Receipt to
surrender such Receipt and
receive therefor the
Deposited Securities
represented thereby.

19.  TERMINATION OF DEPOSIT
AGREEMENT.  Upon the
resignation or removal of
the Depositary pursuant to
Section 5.04 of the Deposit
Agreement, or at any time at
the direction of the
Company, the Depositary
shall terminate the Deposit
Agreement by mailing notice
of such termination to the
Owners of all Receipts then
outstanding at least 30 days
prior to the date fixed in
such notice for such
termination.  On and after
the date of termination, the
Owner of a Receipt will,
upon surrender of such
Receipt at the Corporate
Trust Office of the
Depositary, upon the payment
of the fee of the Depositary
for the surrender of
Receipts referred to in
Section 2.05 of the Deposit
Agreement, and upon payment
of any applicable taxes or
governmental charges, be
entitled to delivery, to him
or upon his order, of the
amount of Deposited
Securities represented by
such Receipt.  If any
Receipts shall remain
outstanding after the date
of termination, the
Depositary thereafter shall
discontinue the registration
of transfers of Receipts,
shall suspend the
distribution of dividends to
the Owners thereof, and
shall not give any further
notices or perform any
further acts under the
Deposit Agreement, except
that the Depositary shall
continue to collect
dividends and other
distributions pertaining to
Deposited Securities, shall
sell rights as provided in
the Deposit Agreement, and
shall continue to deliver
Deposited Securities,
together with any dividends
or other distributions
received with respect
thereto and the net proceeds
of the sale of any rights or
other property, in exchange
for Receipts surrendered to
the Depositary (after
deducting, in each case, the
fee of the Depositary for
the surrender of a Receipt,
any expenses for the account
of the Owner of such Receipt
in accordance with the terms
and conditions of the
Deposit Agreement, and any
applicable taxes or
governmental charges).  At
any time after the
expiration of one year from
the date of termination, the
Depositary may sell the
Deposited Securities then
held under the Deposit
Agreement and may thereafter
hold uninvested the net
proceeds of any such sale,
together with any other cash
then held by it thereunder,
without liability for
interest, for the pro rata
benefit of the Owners of
Receipts which have not
theretofore been
surrendered.  After making
such sale, the Depositary
shall be discharged from all
obligations under the
Deposit Agreement, except to
account for such net
proceeds and other cash
(after deducting, in each
case, the fee of the
Depositary for the surrender
of a Receipt, any expenses
for the account of the Owner
of such Receipt in
accordance with the terms
and conditions of the
Deposit Agreement, and any
applicable taxes or
governmental charges).  Upon
the termination of the
Deposit Agreement, the
Company shall be discharged
from all obligations under
the Deposit Agreement except
for its obligations to the
Depositary with respect to
indemnification, charges,
and expenses.


(ASSIGNMENT AND TRANSFER
SIGNATURE LINES)

NOTE:The signature to any
endorsement hereon
must correspond
with the name as
written upon the
face of this
Receipt in every
particular, without
alteration or
enlargement or any
change whatever.

If the endorsement be
executed by an attorney,
executor, administrator,
trustee or guardian, the
person executing the
endorsement must give
his full title in such
capacity and proper
evidence of authority to
act in such capacity, if
not on file with the
Depositary, must be
forwarded with this
Receipt.

All endorsements or
assignments of Receipts
must be guaranteed by a
New York Stock Exchange
member firm or member of
the Clearing House of
the American Stock
Exchange Clearing
Corporation or by a bank
or trust company having
an office or
correspondent in the
City of New York.






EXHIBIT B TO
DEPOSIT AGREEMENT

FEE SCHEDULE OF THE
DEPOSITARY


The Issuer after
consultation and agreement
between the Depositary and
the Issuer as to the amount
and nature of such charges,
will pay those charges of
the Depositary and those of
any Registrar, cotransfer
agent or coregistrar not
payable by the holders or
Owners of Receipts plus
reasonable outofpocket
expenses such as printing,
translation, stationery,
postage, insurance, cables,
etc., incurred by the
Depositary in the exercise
of its duties and
obligations under the
Deposit Agreement, in
accordance with written
agreements entered into
between the Depositary and
the Issuer from time to
time, provided that the
Issuer shall not in any
circumstances pay (a) fees
of the Depositary for the
execution and delivery of
Receipts pursuant to Section
2.03 of the Deposit
Agreement, transfers
pursuant to Section 2.04 of
the Deposit Agreement, the
surrender of Receipts
pursuant to Section 2.05 of
the Deposit Agreement, and
the making of distributions
pursuant to Section 4.01 of
the Deposit Agreement, (b)
taxes and other governmental
charges, (c) such
registration fees as may
from time to time be in
effect for the registration
of transfers of Shares
generally on the share
register of the Company (or
the appointed agent of the
Company for the transfer and
registration of Shares which
need not be the Foreign
Registrar) and accordingly
applicable to transfers of
Shares to the name of the
Depositary or its nominee on
the making of deposits or
withdrawals under the
Deposit Agreement, (d) such
cable, telex and facsimile
transmission expenses as are
expressly provided in the
Deposit Agreement to be at
the expense of persons
depositing Shares or Owners
of Receipts, and (e) such
expenses as are incurred in
the conversion of foreign
currency by the Depositary
pursuant to Section 4.05 of
the Deposit Agreement.





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